Exhibit 13.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Banco de Chile (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2009 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2010	By:	/S/ ARTURO TAGLE Q.
	Name:	Arturo Tagle Q. Chief Executive Officer
Title:

Dated: June 29, 2010	By:	/S/ PEDRO SAMHAN E.
	Name:	Pedro Samhan E. Chief Financial Officer
Title:

A signed original of this written statement required by Section 906 has been provided to Banco de Chile and will be retained by Banco de Chile and furnished to the Securities and Exchange Commission or its staff upon request.